UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2014

MOLINA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Oceangate, Suite 100, Long Beach, California 90802

(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 11, 2014, Molina Healthcare, Inc., a Delaware corporation (the “Company”), entered into separate, privately negotiated, note purchase agreements (collectively, the “Note Purchase Agreements”) with certain institutional investors (collectively, the “Purchasers”) pursuant to which the Company agreed to sell, and the Purchasers agreed to buy, $125 million aggregate principal amount of the Company’s 1.625% Convertible Senior Notes due 2044 (the “2044 Notes”).

The Company currently expects the settlement of the transactions contemplated by the Note Purchase Agreements to occur on or around September 16, 2014 (the “Settlement Date”), subject to the satisfaction of customary closing conditions.

The foregoing description of the Note Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Note Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Additional information pertaining to the 2044 Notes is contained in Items 2.03 and 3.02 of this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Pursuant to the Note Purchase Agreements, the Company will issue 2044 Notes in the aggregate principal amount of $125 million on the Settlement Date, subject to the satisfaction of customary closing conditions. The terms of the 2044 Notes are identical to the 2044 Notes issued by the Company in the exchange offer disclosed by the Company under Items 1.01, 2.03 and 3.02 of its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 8, 2014 and incorporated herein by reference, except that the 2044 Notes to be issued on the Settlement Date will be restricted securities within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and may not be transferred or resold except in a transaction exempt from or not subject to the registration requirements of the Securities Act and applicable state securities laws.

The foregoing description of the 2044 Notes does not purport to be complete and is qualified in its entirety by reference to a copy of the Indenture and the form of 2044 Notes filed with the SEC on September 8, 2014 as Exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

On the Settlement Date, the Company will issue the 2044 Notes in the aggregate principal amount of $125 million for cash in the amount of $125.687 million (which amount equals the issue price of the 2044 Notes of 100.5% of the principal amount thereof plus accrued interest from September 5, 2014 to September 16, 2014), subject to the satisfaction of customary closing conditions. The conversion terms of the 2044 Notes are identical to the conversion terms of the 2044 Notes issued by the Company in the exchange offer disclosed by the Company under Items 1.01, 2.03 and 3.02 of its Current Report on Form 8-K filed with the SEC on September 8, 2014 and incorporated herein by reference.

The 2044 Notes were issued pursuant to an exemption provided by Section 4(a)(2) of the Securities Act. Neither the Company nor any person acting on its behalf offered the 2044 Notes by any form of general solicitation or general advertising, and each Purchaser of the 2044 Notes represented that it is an accredited investor (within the meaning of Rule 501 promulgated under the Securities Act) and a qualified institutional buyer (as defined in Rule 144A under the Securities Act).

Additional information pertaining to the 2044 Notes is contained in Items 1.01 and 2.03 of this Current Report on Form 8-K.

The 2044 Notes and any shares of common stock issuable upon conversion of the 2044 Notes have not been, and will not be, registered under the Securities Act or any state securities law. The Company does not intend to file a shelf registration statement for resale of the 2044 Notes or the shares of the common stock, if any, issuable upon conversion thereof.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Note Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: September 11, 2014	By	/s/ Jeffrey D. Barlow
Jeffrey D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Note Purchase Agreement